Scudder 21st Century Growth Fund

Supplement to Prospectus
Dated September 9, 1996

The following table is to be inserted after the section entitled "Expense information" on page 2.


     The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

     If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and financial statements are available in the Fund's Semiannual Report dated February 28, 1997 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                             For the Period
                                                                                           September 9, 1996
                                                                                           (commencement) of
                                                                                             operations) to
                                                                                           February 28, 1997
                                                                                               (Unaudited)
 ----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ....................................................      $12.00
                                                                                            ---------------------
 Income from investment operations:
 Net investment loss......................................................................        (.05)
 Net realized and unrealized loss on investments .........................................        (.90)
                                                                                            ---------------------
 Total from investment operations ........................................................        (.95)
                                                                                            ---------------------
 Redemption fees (Note A) ................................................................         .01
                                                                                            ---------------------
 Net asset value, end of period ..........................................................      $11.06
 ----------------------------------------------------------------------------------------------------------------
 Total Return (%) (b) ....................................................................       (7.83)(c)**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) ..................................................          14
 Ratio of operating expenses, net to average daily net assets (%) ........................        1.75*
 Ratio of operating expenses before expense reductions, to average daily net assets (%)...        5.20*
 Ratio of net investment income to average daily net assets (%) ..........................        (.94)*
 Portfolio turnover rate (%) .............................................................        81.3*
 Average commission rate paid ............................................................      $.0378

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of the 1% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized






March 26, 1997